UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                      _________________________________

                                  FORM 8-K

                               Current Report
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   March 7, 2005


                     HEADLINERS ENTERTAINMENT GROUP, INC.
           ----------------------------------------------------
          (Exact Name of Registrant as Specified in its Charter)


        Delaware                  0-33145                  84-1195628
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(State of Incorporation)      (Commission File          (IRS Employer
                               Number)                   Identification No.)


                  501 Bloomfield Avenue, Montclair, NJ 07042
                  ------------------------------------------
                   (Address of principal executive offices)

                               (973) 233-1233
                       -----------------------------
                       Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry into a Material Definitive Agreement

     On March 7, 2005 Headliners entered into a "Joint Management Agreement" with Global Concepts, Ltd., Eduardo Rodriguez, Michael Margolies, The Rodriguez Family Trust and The Margolies Family Trust. The Joint Management Agreement contained the following provisions relevant to Headliners:

     - The Rodriguez Family Trust and The Margolies Family Trust agreed to organize a limited liability company. The Trusts, as well as Rodriguez and Margolies, will contribute their Headliners shares to the Trust on August 15, 2005. Headliners will pay a fee of $5,000 per month to the limited liability company in compensation for the services of Rodriguez and Margolies.

     - Headliners entered into five year Employment Agreement with Rodriguez.

     - Margolies resigned from his position as Vice Chairman of Headliners.

     - Headliners entered into a five year advisory agreement with Margolies.

     - Rodriguez and Margolies agreed that they would each serve as members of Headliners' Board of Directors. They also agreed to elect a third member, to be nominated by Rodriguez.

     - Headliners, Rodriguez and Margolies agrees that until the death of Rodriguez or Margolies, the compensation and benefits paid by Headliners to Rodriguez will exceed the compensation and benefits paid by Headliners to Margolies by $175,000.

     Headliners' Employment Agreement with Rodriguez provides that he will serve as President. His compensation will be $200,000 per annum plus an automobile allowance of $1,000 per month. The fee payable to Rodriguez will continue for the term of the agreement, notwithstanding Rodriguez' death or disability. The agreement terminates on January 31, 2010, except that Rodriguez covenanted that for one year after termination he will not engage in activities that are competitive with Headliners.

     Headliners' Advisory Agreement with Margolies provides that he will consult with the Board of Directors and the President on matters of business development, investor relations public relations and finance. Headliners will pay Margolies a fee of $25,000 per annum and provide him the same benefits as are provided to Headliners' executive officers. The fee payable to Margolies will continue for the term of the agreement, notwithstanding Margolies' death or disability. The agreement terminates on January 31, 2010, except that Margolies covenanted that for one year after termination he will not engage in activities that are competitive with Headliners.

     The Joint Management Agreement also contained terms regarding the management of Global Concepts, Ltd. Among other things, Eduardo Rodriguez will serve as Chief Executive Officer of Global Concepts at the same time that he is serving as President of Headliners.

                                  EXHIBITS

10-a Joint Management Agreement dated March 7, 2005 among Headliners
     Entertainment Group, Inc., Global Concepts, Ltd., Eduardo Rodriguez, Michael Margolies, The Rodriguez Family Trust and The Margolies Family Trust.



                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HEADLINERS ENTERTAINMENT GROUP, INC.


Dated: March 10, 2005              By:/s/ Eduardo Rodriguez
                                   -------------------------------
                                   Eduardo Rodriguez
                             Chief Executive Officer